SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report January 15, 1997


                            AMBANC HOLDING CO., INC.
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             (Exact name of Registrant as specified in its Charter)


         Delaware                      0-27306                  14-1783770
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(State or other jurisdiction     (Commission File No.)         IRS Employer
      of incorporation)                                     Identification No.)


 11 Division Street, Amsterdam, New York                              12010-4303
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(Adress of principal executive offices)                               (Zip Code)


       Registrant's telephone number, including area code: (518) 842-7200
                                                            --------------------

                                       N/A
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         (Former name or former address, if changed since last report)

Item 5. Other Events
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     On December 13, 1996,  the  Registrant  issued the press  release  attached hereto as Exhibit 99.1 announcing its intentions to commence a 10% stock repurchase program and approval to open a new branch.


     On December 23, 1996, the Registrant issued the press release attached hereto as Exhibit 99.2 announcing the sale of loans and foreclosed real estate and increased provisions for loan losses.

     On January 13, 1997, the Registrant issued the press release attached hereto as Exhibit 99.3 announcing the completion of 10% stock repurchase.


Item 7.  Financial Statements and Exhibits
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     (c)  Exhibits

     The Exhibits referred to in Item 5 of this Report and listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             AMBANC HOLDING CO., INC.



Date:     January 15, 1997                By: /s/ Robert J. Brittain
      ---------------------------           ---------------------------------
                                             Robert J. Brittain
                                             President & Chief Executive Officer

Exhibit                                                               Sequential
Number                            Description                          Page No.
-------        ---------------------------------------------------    ----------

  99.1         Press release dated December 13, 1996                        5

  99.2         Press release dated December 23, 1996                        6

  99.3         Press release dated January 13, 1997                         8